American United Life Insurance Company

AUL American Individual Variable Annuity Unit Trust

AUL American Individual Variable Life Unit Trust

AUL American Individual Unit Trust

Supplement dated September 9, 2026 to the current variable life insurance prospectuses or variable annuity prospectuses for:

• DirectPoint • SelectPoint • StarPoint • Voyage Protector	• American Accumulator • Flexible Premium Adjustable Variable Life • Modified Single Premium Variable Life • AUL American Individual Unit Trust

This Supplement updates certain information regarding the available portfolio companies in the most recent prospectuses for variable life insurance policies or variable annuity contracts and in any supplements to those prospectuses (collectively, the “Prospectuses” or “Prospectus”). Unless otherwise indicated, all other information included in your Prospectus remains unchanged. You should read this Supplement in conjunction with the Prospectus and retain it for future reference. The terms we use in this Supplement have the same meaning as in the Prospectus. We will send you another copy of any Prospectus or supplement without charge upon request. Please contact the customer service group referenced in the Prospectus.

The Portfolios discussed below may not be available in all contracts. Please refer to your Prospectuses for the current variable investment options and corresponding underlying Portfolios available to you under your contract.

The purpose of this Supplement is to provide you with information regarding certain Portfolio substitutions. As is applicable to your contract, please note the following:

Substitution of Underlying Portfolio Shares.

Subject to all necessary regulatory and other approvals, effective on or about October 9, 2026 (the “Substitution Date”), pursuant to the terms of your variable life insurance policy or variable annuity contract and consistent with the terms and conditions of the U.S. Securities and Exchange Commission’s statement on insurance product fund substitutions, shares of the Replacement Portfolio listed in the table below will be substituted for shares of the corresponding Existing Portfolio listed opposite its name at relative net asset value. The Existing Portfolio currently serves as an underlying Portfolio for a variable investment option. At the time of the substitution, each impacted variable investment option will change its name to correspond to the Replacement Portfolio name. We will automatically direct any contributions, allocation elections, rebalancing or other transaction made using the old variable investment option name to the new variable investment option name. Until the substitution occurs, the variable investment option that invests in the underlying portfolio being substituted will be available for investment. You may continue to transfer your account value among the investment options prior to the substitution, as usual, including choosing to transfer your account value in an impacted variable investment option to other investment options under your contract. Once the substitution occurs, the variable investment option that invests in the underlying portfolio that was substituted will no longer be available for investment and the remaining account value in the Existing Portfolio will be transferred to the Replacement Portfolio. You are permitted to make transfers out of the Existing Portfolio to one or more other Portfolios.

Note: We will not exercise any rights reserved by us under the contract to impose additional restrictions on transfers until at least 30 days after the Substitution Date, and any transfers out of the Existing Portfolio during the 30-day period following the Substitution Date will not count against any limited number of transfers or a limited number of transfers permitted without a transfer charge, as applicable, except as may be necessary to prevent or limit disruptive or frequent trading activity. Please contact the customer service center referenced in your Prospectus for more information about your variable investment options and for information on how to transfer your account value.

The Existing Portfolio (current underlying Portfolio) and the Replacement Portfolio (new underlying Portfolio) are:

Existing Portfolio		Replacement Portfolio
LVIP American Century International Fund (Standard Class II)	will be substituted for:	Fidelity VIP Overseas Portfolio (Initial Class)

For some period of time after the substitution occurs, you may still receive correspondence or documents using the Existing Portfolio name.

Note: You will not bear any of the expenses related to the substitution, and the substitution will have no tax consequences for you.

On the Substitution Date, the Existing Portfolio will be removed as an investment option for the Contracts and all references to the Existing Portfolio will be removed from the Prospectuses. The Replacement Portfolio is currently available as an investment option under the Contracts and is already described in the Prospectuses.

Within five business days after the Substitution Date, we will send you a written confirmation that the substitution has occurred, including your post-substitution account values.

Additional information about the Replacement Portfolio, including its investment objective, strategies, risks, fees and performance, is available in the Replacement Portfolio’s summary prospectus, which may be obtained at no cost by calling 1-800-537-6442 or by visiting www.oneamerica.com.

This Supplement Should Be Retained with Your Prospectus for Future Reference.